UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: August 8, 2007

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 10, 2007, Hornbeck Offshore Services, Inc., or Hornbeck Offshore or the Company, filed a Current Report on Form 8-K with the Securities and Exchange Commission regarding the completion of its acquisition of 20 offshore supply vessels and their related business (the “Sea Mar Fleet”) from certain affiliates of Nabors Industries, Ltd. This amendment is being filed to amend and supplement Item 9.01 of the Company’s Current Report on Form 8-K dated August 8, 2007, to include the historical financial statements of Sea Mar Fleet, the acquired business, and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X. Unaudited pro forma financial information included in this Form 8-K/A is presented for illustrative purposes only and does not purport to be indicative of the results that would have actually occurred if the acquisition had occurred as presented in the financial information or that may be obtained in the future.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(i)	The audited balance sheet of Sea Mar Fleet as of December 31, 2006 and the related statement of operations, equity and cash flows for the year then ended and the unaudited balance sheet of Sea Mar Fleet as of June 30, 2007 and the related statements of operations, equity and cash flows for the six months ended June 30, 2007 and 2006. These audited and unaudited financial statements are filed as Exhibit 99.2 to this amendment and incorporated herein by reference.

(b)	Pro forma financial information.

(ii)	The Company’s unaudited pro forma condensed consolidated balance sheet as of June 30, 2007 and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2006 and six months ended June 30, 2007 are filed with this amendment as Exhibit 99.3 and incorporated herein by reference.

(c)	Exhibits.

Exhibits

Exhibit Number		Description of Exhibit

23.1 *	-	Consent of PriceWaterhouseCoopers LLP

99.1	-	Press Release, dated August 9, 2007 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K dated August 8, 2007)

99.2 *	-	Audited balance sheet of Sea Mar Fleet as of December 31, 2006 and the related statement of operations, equity and cash flows for the year then ended and the unaudited balance sheet of Sea Mar Fleet as of June 30, 2007 and the related statements of operations, equity and cash flows for the six months ended June 30, 2007 and 2006.

99.3 *	-	Hornbeck Offshore Services, Inc.’s unaudited pro forma condensed consolidated balance sheet as of June 30, 2007 and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2006 and six months ended June 30, 2007.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: October 23, 2007	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Executive Vice President and Chief Financial Officer